Exhibit 24

                               Power of Attorney

      Know all by these presents, that the undersigned hereby constitute and appoint each of J. Michael Chu, Scott Dahnke, Marc Magliacano and Dave McPherson signing singly, the undersigned's true and lawful attorney- in-fact to:

      1. execute for and on behalf of the undersigned a Form ID and Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules; and

      2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form ID and Form 3, 4 or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Restoration Hardware Holdings, Inc., a Delaware corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys- in-fact.

      IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of November 1, 2012.

                                     CATTERTON MANAGING PARTNER VI, L.L.C.

                                     By:   CP6 Management, L.L.C.,
                                           its managing member


                                     By:   /s/ Scott A. Dahnke
                                           Name: Scott A. Dahnke
                                           Title: Authorized Person


                                     CP HOME HOLDINGS, LLC

                                     By:   Catterton   Managing    Partner   VI,
                                     L.L.C.,
                                           its general partner

                                     By:   CP6 Management, L.L.C.,
                                           its managing member

                                     By: /s/ Scott A. Dahnke
                                     Name: Scott A. Dahnke
                                     Title: Authorized Person





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                                     CP6 MANAGEMENT, L.L.C.

                                     By:   /s/ Scott A. Dahnke
                                     Name: Scott A. Dahnke
                                     Title:Authorized Person



                                     /s/ Scott A. Dahnke
                                     Scott A. Dahnke